UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2009 (April 6, 2009)

Lifevantage Corporation
(Exact name of registrant as specified in its charter)

Colorado	000-30489	90-0224471
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11545 W. Bernardo Court, Suite 301, San Diego, California	92127
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 312-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On April 6, 2009, Lifevantage Corporation (the “Company”) held the third and final closing of an offering to accredited investors of shares of Common Stock and warrants to purchase Common Stock (the “Offering”). The Company sold 4,460,000 shares of Common Stock of the Company at a purchase price of $0.20 per share and issued warrants exercisable for shares of Common Stock of the Company in the third closing of the Offering, for aggregate gross proceeds of $892,000 in the third closing. The Company sold an aggregate of 17,500,000 shares of Common Stock of the Company at a purchase price of $0.20 per share and issued warrants exercisable for 17,500,000 shares of Common Stock of the Company in the Offering, for aggregate gross proceeds of $3,500,000. The warrants sold in the Offering have an exercise price of $0.50 per share and may be exercised at any time following issuance during the three year exercise period.

The Company issued a warrant to purchase 1,500,000 shares of Common Stock of the Company to Aspenwood Capital as part of the consideration for services provided to the Company by Aspenwood Capital in connection with the Offering. The warrant issued to Aspenwood Capital is identical to the form of warrant issued by the Company in the Offering.

The shares and warrants were offered and sold in the Offering only to persons who meet the definition of “accredited investor” set forth in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or to persons who are not “U.S. persons” as defined in Regulation S under the Securities Act, pursuant to exemptions from registration provided by Rule 506 of Regulation D of the Securities Act and Regulation S of the Securities Act.

Item 7.01 Regulation FD Disclosure

On April 7, 2009, the Company issued a press release entitled, “Aspenwood Capital Raises $3.5 Million for LifeVantage Corporation”. The press release is attached as Exhibit 99.1 hereto, which is furnished under Item 7.01 of this report and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Exhibits

99.1 Press release, dated April 7, 2009, entitled, “Aspenwood Capital Raises $3.5 Million for LifeVantage Corporation”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 7, 2009

LIFEVANTAGE CORPORATION

By: /s/ Bradford K. Amman
Bradford K. Amman
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated April 7, 2009, entitled, “Aspenwood Capital Raises $3.5 Million for LifeVantage Corporation”.